Pruco Life Insurance Company                                                                        Sun-Jin Moon
Vice President and Assistant Secretary

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992
(973) 802-9496 fax: (973) 802-9560

March 12, 2013

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:  Pruco Life Variable Appreciable Account (File No. 811-3971)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Variable Appreciable Account (the “Account”), we hereby submit, pursuant to  Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2012 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

1.	Filer/Entity: AIM Variable Insurance Funds
       (Invesco Variable Insurance Funds)
Registration No.:                 811-07452
CIK No.:                               0000896435
Accession No.:                   0001193125-13-083143
Date of Filing:                      02/28/13

2.           Filer/Entity:                           American Century Variable Portfolios, Inc.
Registration No.:                811-05188
CIK No.:                               0000814680
Accession No.:                   0001437749-13-001847
Date of Filing:                      02/22/13

3.           Filer/Entity:                           Advanced Series Trust ("AST")
Registration No.:                811-05186
CIK No.:                               0000814679
Accession No.:                   0001193125-13-091835
Date of Filing:                      03/05/13

4.           Filer/Entity:                           Janus Aspen Series
Registration No.:                811-07736
CIK No.:                              0000906185
Accession No.:                  0000950123-13-001391
Date of Filing:                     02/28/13

5.           Filer/Entity:                           MFS Variable Insurance Trust
Registration No.:                811-08326
CIK No.:                               0000918571
Accession No.:                   0001193125-13-084093
Date of Filing:                      02/28/13

6.           Filer/Entity:                           T. Rowe Price International Series, Inc.
Registration No.:                811-07145
CIK No.:                               0000918292
Accession No.:                   0001206774-13-000760
Date of Filing:                      02/25/13

7.           Filer/Entity:                           The Prudential Series Fund, Inc.
Registration No.:                811-03623
CIK No.:                               0000711175
Accession No.:                   0001193125-13-085337
Date of Filing:                      03/01/13

If you have any questions regarding this filing, please contact me at (973) 802-9496.

       Sincerely,

       /s/ Sun-Jin Moon
       Sun-Jin Moon

VIA EDGAR